corporate PRESENTATION January 2021 NASDAQ: XOMA A Royalty Aggregation Company Exhibit 99.1

DISCLAIMERS Certain statements in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding: future potential monetization opportunities, active transactions with significant financial implications, collaborations poised for significant financial contribution, our library of potentially value-generating assets, future potential for milestone and royalty payments, the potential of our antibody discovery engine, potential out-licensing of our internal compounds and products, the ability of our partners and their licensees to successfully develop their pipeline programs, the productivity of acquired assets, our revenue forecasts, upcoming internal milestones and value catalysts, our future cash needs, our strategy for value creation, and other statements that relate to future periods. These statements are not guarantees of future performance and undue reliance should not be placed on them. They are based on assumptions that may not prove accurate, and actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. Potential risks to XOMA meeting these expectations are described in more detail in XOMA's most recent filing on Form 10-K and in other SEC filings. Consider such risks carefully when considering XOMA's prospects. Any forward-looking statements represent XOMA’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. XOMA disclaims any obligation to update any forward-looking statement, except as required by law. NOTE: All references to “portfolio” in this presentation are to milestone and/or royalty rights associated with a basket of drug products in development. All references to “assets” in this presentation are to milestone and/or royalty rights associated with individual drug product candidates in development. References to royalties or royalty rates contained herein refer to future potential payment streams regardless of whether or not they are technically defined as royalties in the underlying contractual agreement; further, any rates referenced herein are subject to potential future contractual adjustments.

Portfolio of 65+ assets in >30 disclosed indications today and growing Novartis – iscalimab, NIS793, gevokizumab Merck – MK-4830 Bayer - osocimab Acquire drug royalties associated with mid- to early stage clinical candidates Differentiate by focusing on development-stage assets with blockbuster potential licensed to large-cap partners Provide exposure, through royalties, to the upside potential of biotech Capital-efficient model; R&D costs are borne by partners Interim milestone payments have covered much of our low operating costs Exposure risk mitigated through diverse portfolio effects Partners spend up to hundreds of millions of dollars to develop individual XOMA royalty assets Royalty interests are not diluted as companies raise capital XOMA SNAPSHOT

Preclinical PHASE 1 Phase 1/2 Phase 2 Phase 3 BLA filing 1 Further Development  Expenses by XOMA: $0 46 Assets with Large-Cap Partners 19 4 16 11 15+ XOMA’S PORTFOLIO: 65+ PARTNERED PROGRAMS

Since 2017 Strategic Pivot, Portfolio has seen 25 Advancements from Phase to Phase PROGRAM ADVANCEMENTS SINCE 2017

KEY XOMA PORTFOLIO ASSETS

Asset	Partner	Royalty Rate	Stage
Iscalimab (anti-CD40)	Novartis	Mid-single digit to low-teens	Phase 2
NIS793 (anti-TGFβ)	Novartis	Mid-single digit to low-teens	Phase 2
MK-4830 (anti-ILT-4)	Merck	Low single digit	Phase 2
Osocimab (anti-Factor Xia)	Bayer	Low single digit	Phase 2
Mezagitamab (anti-CD-38) TAK-169 (anti-CD-38)	Takeda Takeda / Molecular Templates	4%	Phase 2 Phase 1
RZ358 (insulin receptor)	Rezolute	High-single digit to mid-teens	Phase 2
Gevokizumab (anti-IL-1β)	Novartis	High-single digit to mid-teens	Phase 1
Cetrelimab (anti-PD-1)	Janssen / JNJ	0.75%	Phase 2
INCAGN1876 (anti-GITR)	Incyte	Mid-single digit	Phase 1/2
INCAGN02385 (anti-LAG-3)	Incyte	Mid-single digit	Phase 1/2
COM902 (anti-TIGIT)	Compugen	Low-single digit	Phase 1

XOMA
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XOMA Royalty Rates  IscalimabMid-single digit to low teens VPM087Mid-single digit to low teens NIS793Mid-single digit to low teens NIR178Low-single digits

We Expect a Significant number of clinical events in 2021 As disclosed by partners on Clinicaltrials.gov dates as of 12/30/20 and public announcements all subject to change Sponsor/Program Phase 1 Phase 2 Phase 3 Regulatory Sesen/Vicineum JNJ/cetrelimab Novartis/iscalimab Novartis/NIR178 AVEO/ficlatuzumab Rezolute/RZ358 Incyte/INCAGN01876 Incyte/INCAGN02385+INCAGN02390 Incyte/INCAGN01949 Bayer/osocimab JNJ/JNJ63898081 Ph 1/2 initiation Ph 2 Lupus readout Ph 2 oncology readouts Ph 2 HNSCC readout Ph 2 CHI readout Ph 1/2 readout – advanced malignancies Acceptance of BLA filing Ph 3 initiation Ph 1/2 initiation Ph 1 ESRD Ph 1 solid tumors As disclosed by partners in public filings

Board of Directors Denny Van Ness Hidden Hill Advisors Natasha Hernday Seattle Genetics Barbara Kosacz Kronos Bio Joe Limber Secura Bio Jim Neal XOMA Matthew Perry BVF Partners Jack Wyszomierski VWR International (retired) Leadership Jim Neal, CEO Tom Burns, CFO Business Development Team Legal Team Finance Team Consultants Deal sourcing Scientific Medical WHO WE ARE

PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVAL COMMERCIAL > $100M $25M – $100M < $25M Capital per transaction Ligand Royalty Pharma HCRP XOMA is Positioned to Monetize Royalties on MID- TO EARLY STAGE CLINICAL ASSETS

327 2,601 442 288 1,544 Biotech & Pharma License Transactions consist of: Milestone payments Royalty obligations Companies’ funding needs increase over time Bloomberg data PHASE 3 Licensing Deals: PHASE 2 Licensing Deals: PHASE 1 Licensing Deals: Preclinical/other Licensing Deals: Opportunities Abound for Royalty Monetization Total Industry Licensing Deals ’14-’19

Biotech Company Partner / Licensee # of Assets Acquired Capital Deployed Therapeutic Area Agenus 7 $15M ($1M milestone earned since) Immuno-Oncology Aronora 5 $9M Thrombotics Palobiofarma 6 $10M Oncology, NASH, Asthma Bioasis 4 $1.2M Lysosomal Storage Disorders XOMA Acquisition TRANSACTIONS 2018 - 2020

KEY ATTRIBUTES OF XOMA TARGET ASSETS MID- TO EARLY STAGE CLINICAL ASSETS Therapeutic area agnostic LONG DURATION OF MARKET EXCLUSIVITY Patent expiration or regulatory exclusivity Rx STRONG DEVELOPER/MARKETER Assets partnered with high-quality pharma / biopharma companies HIGH REVENUE POTENTIAL High unmet need or clear clinical benefit over alternatives financial Highlights Expenses ($M) YE Cash ($M)

Partner-driven financial events $25M from Novartis, blend of cash and debt reduction $4.4M in milestones & other payments from Merck, Takeda, Rezolute Doubled number of royalty licenses since 2017 Acquired milestone & royalty interests in >20 programs, future assets from 2 technology platforms Out-licensed three programs Completed $24.6M Perpetual Preferred Stock Offering – (NASDAQ: XOMAP) Added Natasha A. Hernday to Board of Directors Novartis Dosed NIS793 (anti-TGFβ mAb) in first metastatic pancreatic cancer patient – launch of Phase 2 development Launched gevokizumab development in oncology Conducting multiple iscalimab (CFZ533) Phase 2 trials Takeda Launched mezagitamab (TAK-079) Phase 2 program -myasthenia gravis and thrombocytopenia studies Merck Commenced MK-4830 Phase 2 development with NSCLC study Bayer Initiated Phase 2 osocimab (BAY1213790) study in kidney failure setting Sesen Bio & Vicineum™ for the treatment of BCG-unresponsive non-muscle invasive bladder cancer Completed BLA filing Dec 2020 RECENT HIGHLIGHTS OPERATIONAL PARTNERS & PARTNERED ASSETS

XOMA holds 65+ current assets; pharmaceutical partners fund 100% of research & development costs Novartis – iscalimab, NIS793, gevokizumab Merck – MK-4830 Bayer - osocimab XOMA sources royalty rights through deep industry network XOMA constructs an increasingly diverse and expanding portfolio to increase odds of success and mitigate binary risk XOMA’s future royalty revenues are paired with a low-cost infrastructure What makes xoma so exciting